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                 PRODUCT INFORMATION NOTICE DATED MAY 27, 2010

FUND ADDITIONS:

Effective July 15, 2010, the following funds are added as investment options to your contract:

FUNDING OPTION                           INVESTMENT OBJECTIVE SUMMARY                 INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Core Equity    Seeks long-term capital          Wells Fargo Funds Management, LLC.
Fund                                    appreciation                     Sub-advised by Wells Capital Management
Wells Fargo Advantage VT Intrinsic      Seeks long-term capital          Wells Fargo Funds Management, LLC.
Value Fund                              appreciation                     Sub-advised by Metropolitan West Capital Management
Wells Fargo Advantage VT Omega Growth   Seeks long-term capital          Wells Fargo Funds Management, LLC.
Fund                                    growth/appreciation              Sub-advised by Wells Capital Management

THE FOLLOWING LANGUAGE IS ADDED AS THE LAST SENTENCE OF THE INTRODUCTION TO THE ACCUMULATION UNIT VALUES TABLE:

There is no information for Wells Fargo Advantage VT Core Equity Fund, Wells Fargo Advantage VT Intrinsic Value Fund or Wells Fargo Advantage VT Omega Growth Fund because as of December 31, 2009, the Sub-Accounts had not commenced operations.

REORGANIZATION

The Wells Fargo Variable Trust Board of Trustees has approved the reorganization of the Merging Funds in the Acquiring Funds listed in the table below:

       MERGING FUND                            ACQUIRING FUND
--------------------------------------------------------------------------------
Wells Fargo Advantage VT     Wells Fargo Advantage VT Intrinsic Value Fund
C&B Large Cap Value Fund
Wells Fargo Advantage VT     Wells Fargo Advantage VT Intrinsic Value Fund
Equity Income Fund
Wells Fargo Advantage VT     Wells Fargo Advantage VT Core Equity Fund
Large Company Core Fund
Wells Fargo Advantage VT     Wells Fargo Advantage VT Omega Growth Fund
Large Company Growth Fund

Subject to shareholder approval, all assets of the Merging Fund will be transferred into the Acquiring Fund. Shareholders of the Merging Fund will receive shares of Acquiring Fund. If approved by the shareholders, the reorganization is scheduled to take place at the close of business on or about July 16, 2010.

Due to the reorganization, you will no longer be able to allocate new Premium Payments or make transfers to the Merging Fund Sub-Account, including program trades, on or after the close of business on July 15, 2010. As a result of the reorganization, if any of your Contract Value is currently invested in the Merging Fund Sub-Account, that Contract Value will be merged into the Acquiring Fund Sub-Account. If any portion of your future Premium Payments is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract. Effective as of the close of business on or about July 16, 2010, any transaction that includes an allocation to the Merging Fund Sub-Account will automatically be allocated to the Acquiring Fund Sub-Account. Effective as of the close of business on or about July 16, 2010, unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase(R), Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Merging Fund Sub-Account, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account.

FUND NAME CHANGE:

Effective July 16, 2010, the Wells Fargo Advantage VT International Core Fund will be renamed Wells Fargo Advantage VT International Equity Fund.

    THIS PRODUCT INFORMATION NOTICE SHOULD BE RETAINED FOR FUTURE REFERENCE.

HV-8032